KEMPER VARIABLE SERIES
                   Kemper-Dreman Financial Services Portfolio
                          Kemper Value+Growth Portfolio

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1999

                            ------------------------

The Board of Trustees and shareholders of Kemper Variable Series have approved a change in the Kemper-Dreman Financial Services Portfolio's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a "diversified" company to a "non-diversified" company. As a result of this change, the Portfolio will no longer be required to comply with the diversification requirements of the 1940 Act, thus allowing it to invest a greater percentage of its assets in a smaller number of issuers.

The following disclosure is added to the "Main risks" section of the Prospectus for Kemper-Dreman Financial Services Portfolio:

Non-diversified. Because the Portfolio is "non-diversified," the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

The following information replaces disclosure for the Kemper Value+Growth Portfolio in the "Portfolio management" section of the Prospectus:

Donald E. Hall is Lead Portfolio Manager for the Kemper Value+Growth Portfolio. Mr. Hall joined Scudder Kemper in 1982. He began his investment career in 1982. Prior to joining Scudder Kemper he received an M.B.A. from Harvard Business School after working as a sales engineer for an international aluminum products manufacturer.

William J. Wallace is a Portfolio Manager for Kemper Value+Growth Portfolio. Mr. Wallace joined Scudder Kemper in 1987. He began his investment career in 1981. Prior to joining Scudder Kemper he performed product management and client relations for a variety of trustee banks.

September 6, 1999